                                                                   Exhibit 10.45

                                Deed of Transfer

We, HUTCHISON TELECOMMUNICATIONS (AMSTERDAM) B.V., (hereinafter: the "Transferor") with registered office at Officia 1, De Boelelaan, 7, 1083 HJ Amsterdam, the Netherlands, do hereby transfer to ADVENT INVESTMENTS PTE. LTD., (hereinafter: the "Transferee") with registered office at 1 Temasek Avenue, #27-01 Millenia Tower, Singapore 039192 for valuable consideration paid to us 16,318,920 Ordinary Shares (hereinafter: the "Shares") having a par value of NIS0.01 each, numbered as set out in the Schedule attached hereto, of Partner Communications Company Ltd. (hereinafter: the "Company"), to hold unto the Transferee, its executors, administrators and assigns, subject to the same terms and conditions on which we held the same at the time of execution hereof; and we, the said Transferee, do hereby agree to take the Shares subject to the aforesaid terms and conditions.

In witness hereof we have hereunto set our hands this 17th day of September
2004.

Signed by:

The Transferor:                            The Transferee:


Signature: /s/ Ting Chan                   Signature: /s/ Susan Chow
           -----------------------------              --------------------------
Name:      Ting Chan                       Name:      Susan Chow

Witness to the Signature of:

The Transferor:                            The Transferee:


Signature: /s/ Steven P. Allen             Signature: /s/ Steven P. Allen
           -----------------------------              --------------------------
Name:      Steven P. Allen                 Name:      Steven P. Allen

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                                                                   Exhibit 10.45

                                    Schedule

                      Particulars of the Shares Transferred

-----------------------------------------------------------------------
     Shares Numbered        Share Certificate Number   Number of Shares
-----------------------------------------------------------------------
4,827,301 - 5,000,000                   65                   172,700
-----------------------------------------------------------------------
9,796,701 - 10,000,000                  66                   203,300
-----------------------------------------------------------------------
69,298,553 - 71,419,998                 67                 2,121,446
-----------------------------------------------------------------------
130,342,660 - 131,459,223               68                 1,116,564
-----------------------------------------------------------------------
131,459,224 - 132,839,996               69                 1,380,773
-----------------------------------------------------------------------
139,730,781 - 139,780,663               70                    49,883
-----------------------------------------------------------------------
139,999,999                             71                         1
-----------------------------------------------------------------------
50,992,570 - 57,249,625                 73                 6,257,056
-----------------------------------------------------------------------
116,909,616 - 119,386,560               76                 2,476,945
-----------------------------------------------------------------------
180,967,074 - 181,116,552               80                   149,479
-----------------------------------------------------------------------
181,119,053 - 181,202,852               82                    83,800
-----------------------------------------------------------------------
181,202,853 - 181,218,820               83                    15,968
-----------------------------------------------------------------------
139,780,664 - 139,880,663               87                   100,000
-----------------------------------------------------------------------
138,768,281 - 138,884,946               93                   116,666
-----------------------------------------------------------------------
138,884,947 - 139,034,425               96                   149,479
-----------------------------------------------------------------------
139,880,664 - 139,964,517              102                    83,854
-----------------------------------------------------------------------
181,278,066 - 181,378,065              103                   100,000
-----------------------------------------------------------------------
181,422,565 - 181,429,330              104                     6,766
-----------------------------------------------------------------------
181,429,331 - 181,510,830              105                    81,500
-----------------------------------------------------------------------
178,892,272 - 178,895,654              123                     3,383
-----------------------------------------------------------------------
181,225,587 - 181,275,065              124                    49,479
-----------------------------------------------------------------------
181,378,066 - 181,414,890              125                    36,825
-----------------------------------------------------------------------
178,888,889 - 178,892,271              136                     3,383
-----------------------------------------------------------------------
181,616,566 - 181,706,252              135                    89,687
-----------------------------------------------------------------------
181,608,566 - 181,616,565              134                     8,000
-----------------------------------------------------------------------
139,964,518 - 139,999,996              137                    35,479
-----------------------------------------------------------------------
181,521,597 - 181,552,734              138                    31,138
-----------------------------------------------------------------------
181,732,824 - 181,792,615              145                    59,792
-----------------------------------------------------------------------
181,805,266 - 181,845,265              160                    40,000
-----------------------------------------------------------------------
178,895,655                            171                    28,931
-----------------------------------------------------------------------
178,943,748                            172                    19,162
-----------------------------------------------------------------------
181,574,923                            173                    10,150
-----------------------------------------------------------------------
181,598,417                            174                    10,149
-----------------------------------------------------------------------
181,719,290                            175                    10,150
-----------------------------------------------------------------------
181,792,616                            176                     8,124
-----------------------------------------------------------------------
124,283,414 - 125,283,413              179                 1,000,000
-----------------------------------------------------------------------
181,991,497 - 182,045,404              185                    53,908
-----------------------------------------------------------------------
182,063,789 - 182,088,788              190                    25,000
-----------------------------------------------------------------------
182,088,789 - 182,118,788              191                    30,000
-----------------------------------------------------------------------
181,585,073 - 181,595,222              202                    10,150
-----------------------------------------------------------------------
181,850,266 - 181,925,265              203                    75,000
-----------------------------------------------------------------------
181,925,266 - 181,940,115              204                    14,850
-----------------------------------------------------------------------
Total                                                     16,318,920
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